Exhibit 99.5

Execution Version

VOTING AGREEMENT

This Voting Agreement (“Agreement”), dated as of September 25, 2012, is entered into by and among Columbia Banking System, Inc., a Washington corporation (the “Company”), West Coast Bancorp, an Oregon corporation (the “Seller”) and each person executing this Agreement or a counterpart to this Agreement, each of whom is a member of the board of directors of the Company (each, a “Director”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement.

RECITALS

A.	Pursuant to the terms of the Agreement and Plan of Merger (as the same may be amended or supplemented, the “Merger Agreement”), dated as of the date hereof, between Company and Seller, a newly formed subsidiary of Company will be merged with and into the Seller (the “Merger”) and, as part of a single integrated transaction, the surviving corporation of the Merger will be merged with and into Company.

B.	As an inducement and a condition to Company entering into the Merger Agreement, the Seller has required that each Director, in his or her capacity as a shareholder of the Company, enter into this Agreement to make more likely the approval of the Merger by the requisite vote of the Company’s shareholders.

AGREEMENT

In consideration of Company’s and the Seller’s performance under the Merger Agreement, each Director agrees as follows:

1.	Voting Agreement. From the date hereof until the earlier of (i) the Effective Time and (ii) the termination of the Merger Agreement in accordance with its terms (the “Support Period”), Director agrees that at any shareholder meeting of the Company to approve the Merger or any related transaction, or any adjournment or postponement thereof, the Director shall be present (in person or by proxy) and shall vote (or cause to be voted) all of his or her voting shares of capital stock of the Company entitled to vote at such meeting (together, “Owned Shares”): (a) in favor of approval of (1) the Merger Agreement and the transactions contemplated thereby, (2) any other matter that is required to facilitate the transactions contemplated by the Merger Agreement and (3) any proposal to adjourn or postpone such meeting to a later date if there are not sufficient votes to approve the Merger Agreement; and (b) against any action or agreement that would impair the ability of Company to complete the Merger, the ability of the Seller to complete the Merger, or that would otherwise be inconsistent with, prevent, impede or delay the consummation of the transactions contemplated by the Merger Agreement; provided, that the foregoing applies solely to Director in his or her capacity as a shareholder and nothing in this Agreement shall prevent Director from discharging his or her fiduciary duties with respect to his or her role on the board of directors of the Company. Director covenants and agrees that, except for this Agreement, he or she (a) has not entered into, and shall not enter into during the Support Period any voting agreement or voting trust with respect to the Owned Shares and (b) has not granted, and shall not grant during the Support Period, a proxy, consent or power of attorney with respect to the Owned Shares except any proxy to carry out the intent of this Agreement.

2.

Transfer Restrictions prior to Merger. The Director will not, during the Support Period, sell, transfer, assign, tender in any tender or exchange offer, pledge, encumber, hypothecate or similarly dispose of (by merger, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, enter into any swap or other arrangements that transfers to

Execution Version

another, in whole or in part, any of the economic consequences of ownership of, enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, lien, hypothecation or other disposition of (by merger, by testamentary disposition, by operation of law or otherwise) or otherwise convey or dispose of, any of the Owned Shares, or any interest therein, including the right to vote any Owned Shares, as applicable (a “Transfer”); provided that Director may Transfer Owned Shares for estate planning or philanthropic purposes so long as the transferee, prior to the date of the transfer, agrees in a signed writing to be bound by and comply with the provisions of this Agreement.

3.	Entire Agreement; Assignment. This Agreement is irrevocable. The recitals are incorporated as a part of this Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. The requirements of this Agreement shall take effect upon the execution of this Agreement and continue until the Effective Time or the termination of the Merger Agreement in accordance with its terms.

4.	Remedies/Specific Enforcement. Each of the parties hereto agrees that this Agreement is intended to be legally binding and specifically enforceable pursuant to its terms and that the Company or the Seller would be irreparably harmed if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide adequate remedy in such event. Accordingly, in the event of any breach or threatened breach by Director of any covenant or obligation contained in this Agreement, in addition to any other remedy to which the Company or the Seller may be entitled (including monetary damages), the Company or the Seller shall be entitled to injunctive relief to prevent breaches of this Agreement and to specifically enforce the terms and provisions hereof. Director further agrees that neither the Company, the Seller nor any other person or entity shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this paragraph, and Director irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

5.	Governing Law and Enforceability. This Agreement is governed by, and shall be interpreted in accordance with, the laws of the State of Washington, without regard to any applicable conflict of law principles. Venue of any legal action or proceeding between the parties related to this Agreement shall be in Pierce County, Washington, and the parties each consent to the personal jurisdiction of the courts of the State of Washington and the federal courts located in Washington. Each Director agrees not to claim that Pierce County, Washington is an inconvenient place for trial.

6.	Individual Obligations. The obligations of each of the Directors under this Agreement are several and not joint. This Agreement is binding on each Director that executes this Agreement regardless of whether any other Director(s) also executed this Agreement.

7.	Counterparts. The parties may execute this Agreement in one or more counterparts, including by facsimile or other electronic signature. All the counterparts will be construed together and will constitute one Agreement.

[signature pages follow]

Execution Version

SIGNED as of the date first set forth above:

WEST COAST BANCORP		COLUMBIA BANKING SYSTEM, INC.

By		By

	President & Chief Executive Officer		President & Chief Executive Officer

Additional Signatures on Next Page

[Signature Page to Voting Agreement]

Execution Version

DIRECTORS:

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[Signature Page to Voting Agreement]